1 VPG Appoints Erez Lorber as New Independent Director MALVERN, Pa. (August 15, 2024) - Vishay Precision Group, Inc. (NYSE: VPG), a leading producer of precision measurement and sensing technologies, today announced the appointment of Erez Lorber as an independent member to its Board of Directors, effective immediately. Saul Reibstein, Chairman of the Board of Vishay Precision Group, said, “We are pleased to have Erez join our board. He brings a wealth of technology expertise and demonstrated success as an entrepreneur, senior executive, and board member of an impressive list of innovative technology companies.” Mr. Lorber served from 2020 to 2023 as CEO of Questar Auto Technologies, a predictive vehicle health company using AI technology. From 2015 to 2020, Mr. Lorber was chief operating office at Storedot, an innovator of extreme-fast charging EV batteries using nanotechnology and AI optimization. Prior to that, Mr. Lorber served in CEO roles at BackWeb Technologies Ltd., Tri-Logical Technologies Ltd., and Deloitte Consulting of Israel. Mr. Lorber currently serves on the board of directors of CIPIA, a leading provider of in-cabin sensing solutions for the automotive industry, and previously served as a director of CopperGate and FlashNetworks. Mr. Lorber holds an undergraduate degree from Temple University and an MBA from Tel Aviv University. About VPG: Vishay Precision Group, Inc. (VPG) is a leader in precision measurement and sensing technologies. Our sensors, weighing solutions and measurement systems optimize and enhance our customers’ product performance across a broad array of markets to make our world safer, smarter, and more productive. To learn more, visit VPG at vpgsensors.com and follow us on LinkedIn. Forward-Looking Statements: From time to time, information provided by us, including, but not limited to, statements in this report, or other statements made by or on our behalf, may contain or constitute "forward-looking" information within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve a number of risks, uncertainties, and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from those anticipated. Such statements are based on current expectations only, and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, expected, estimated, or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; impact of inflation; potential issues respecting the United States federal government debt ceiling; global labor and supply chain challenges; difficulties or delays in

2 identifying, negotiating and completing acquisitions and integrating acquired companies; the inability to realize anticipated synergies and expansion possibilities; difficulties in new product development; changes in competition and technology in the markets that we serve and the mix of our products required to address these changes; changes in foreign currency exchange rates; political, economic, and health (including pandemics) instabilities; instability caused by military hostilities in the countries in which we operate (including Israel); difficulties in implementing our cost reduction strategies, such as underutilization of production facilities, labor unrest or legal challenges to our lay-off or termination plans, operation of redundant facilities due to difficulties in transferring production to achieve efficiencies; compliance issues under applicable laws, such as export control laws, including the outcome of our voluntary self-disclosure of export control non-compliance; significant developments from the recent and potential changes in tariffs and trade regulation; our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter-in-place orders and business closures and the related impact on resource allocations, manufacturing and supply chains; our status as a “critical”, “essential” or “life-sustaining” business in light of COVID-19 business closure laws, orders and guidance being challenged by a governmental body or other applicable authority; our ability to execute our new corporate strategy and business continuity, operational and budget plans; and other factors affecting our operations, markets, products, services, and prices that are set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this report or as of the dates otherwise indicated in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Contact: Steve Cantor Vishay Precision Group, Inc. 781-222-3516 steve.cantor@vpgsensors.com